DISCONTINUED OPERATIONS (Reconciliation of disposal gain) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Waiver of the Company's payable to the Buyer of the discontinued operations	$ 217,400,000
Fair value of shares issued to the Buyer	(42,500,000)
Net assets of discontinued operations as of the disposal date	(133,600,000)
Release of currency translation difference due to discontinued operations	0	$ (64,984,682)	$ 0
Disposal Gain	$ 0	$ 106,292,213	$ 0